Exhibit 99.1

News Release
For Immediate Release	937 Tahoe Boulevard, Suite 210 | Incline Village, NV 89451

Vintage Wine Estates Receives Notification from Nasdaq Related to Delayed Quarterly Report on Form 10-Q

INCLINE VILLAGE, NV, February 16, 2023 – Vintage Wine Estates, Inc. (Nasdaq: VWE and VWEWW) (“VWE” or the “Company”), one of the top wine producers in the U.S. with an industry leading direct-to-consumer platform, today announced that it received a letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) on February 13, 2023, indicating that, because the Company has not filed its Quarterly Report on Form 10-Q for the period ended December 31, 2022 (the “Form 10-Q”) within the prescribed time period, the Company is not in compliance with the timely filing requirement for continued listing under Nasdaq Listing Rule 5250(c)(1).

The Nasdaq notification letter has no immediate effect on the listing or trading of the Company’s common stock. While the notice provides the Company the opportunity to submit a plan to regain compliance with Nasdaq Listing Rule 5250(c)(1) within 60 days, VWE currently expects to be in compliance with the listing qualification in that timeframe.

The Company filed a Notification of Late Filing on Form 12b-25 with the Securities and Exchange Commission on February 8, 2023 indicating that the filing of the Form 10-Q would be delayed due to management identifying impairment indicators, which require additional analysis, late in the financial reporting and closing process. Due to the time required to complete this process, the Company was not able to file the Form 10-Q within the five-day extension period provided by Rule 12b-25 under the Securities Exchange Act of 1934. The Company expects it will file the Form 10-Q in mid-March 2023 following the filing of an amendment to its previously filed Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022.

About Vintage Wine Estates, Inc.

Vintage Wine Estates (Nasdaq: VWE and VWEWW) is a family of wineries and wines whose singular focus is producing the finest quality wines and incredible customer experiences with wineries throughout Napa, Sonoma, California’s Central Coast, Oregon and Washington State. Since its founding 20 years ago, the Company has grown to be the 14th largest wine producer in the U.S., selling more than two million nine-liter equivalent cases annually. To consistently drive growth, the Company curates, creates, stewards and markets its many brands and services to customers and end consumers via a balanced omni-channel strategy encompassing direct-to-consumer, wholesale and exclusive brand arrangements with national retailers. While VWE is diverse across price points and varietals with over 60 brands ranging from $10 to $150 USD at retail, its primary focus is on the fastest growing luxury segment of the U.S. wine industry with the majority of brands selling in the range of $10 to $20 per bottle. The Company regularly posts updates and additional information at https://www.vintagewineestates.com.

Forward-Looking Statements

Some of the statements contained in this press release are forward-looking statements within the meaning of applicable securities laws (collectively, “forward-looking statements”). Forward-looking statements are all statements other than those of historical fact, and generally may be identified by the use of words such as “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “may,” “plan,” “project,” “should,” “will,” “would” or other similar expressions that indicate future events or trends. These forward-looking statements include, but are not limited to, statements regarding VWE’s restatement of its results for the first quarter ended September 30, 2023, and the anticipated timing of the

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filing of VWE’s results for the second quarter ended December 31, 2022. These statements are based on various assumptions, whether or not identified in this news release, and on the current expectations of VWE’s management. These forward-looking statements are not intended to serve as, and should not be relied on by any investor as, a guarantee of actual performance or an assurance or definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ materially from those contained in or implied by such forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the control of VWE. Factors that could cause actual results to differ materially from the results expressed or implied by such forward-looking statements include, among others: the Company’s limited experience operating as a public company the Company’s ability to complete its closing procedures for the quarter ended December 31, 2022 within the anticipated timeframe, the ability of the Company to regain compliance with Nasdaq continued listing requirements, the need for restatement of Company’s prior period financial statements, the time and expense associated with any necessary remediation of control deficiencies, the impact and result of any litigation or regulatory inquiries or investigations related to the restatement of the Company’s financial statements or otherwise, the ability of the Company effectively execute the strategic plan announced concurrently with this press release, the ability of the Company to recruit a new CEO and otherwise to retain key personnel, the potential impact on the Company’s business and stock price of any announcements regarding any of the foregoing; the effect of economic conditions on the industries and markets in which VWE operates, including financial market conditions, rising inflation, fluctuations in prices, interest rates and market demand; risks relating to the uncertainty of projected financial information; the effects of competition on VWE’s future business; risks related to the organic and inorganic growth of VWE’s business and the timing of expected business milestones; the potential adverse effects of the ongoing COVID-19 pandemic on VWE’s business and the U.S. economy; declines or unanticipated changes in consumer demand for VWE’s products; VWE’s ability to adequately source grapes and other raw materials and any increase in the cost of such materials; the impact of environmental catastrophe, natural disasters, disease, pests, weather conditions and inadequate water supply on VWE’s business; VWE’s level of insurance against catastrophic events and losses; VWE’s significant reliance on its distribution channels, including independent distributors; potential reputational harm to VWE’s brands from internal and external sources; possible decreases in VWE’s wine quality ratings; integration risks associated with recent acquisitions; possible litigation relating to misuse or abuse of alcohol; changes in applicable laws and regulations and the significant expense to VWE of operating in a highly regulated industry; VWE’s ability to maintain necessary licenses; VWE’s ability to protect its trademarks and other intellectual property rights; risks associated with the Company’s information technology and ability to maintain and protect personal information; VWE’s ability to make payments on its indebtedness; and those factors discussed in the Company’s most recent Annual Report on Form 10-K and in subsequent Quarterly Reports on Form 10-Q or other reports filed with the Securities and Exchange Commission. There may be additional risks including other adjustments that VWE does not presently know or that VWE currently believes are immaterial that could also cause actual results to differ from those expressed in or implied by these forward-looking statements. In addition, forward-looking statements reflect VWE’s expectations, plans or forecasts of future events and views as of the date and time of this news release. VWE undertakes no obligation to update or revise any forward-looking statements contained herein, except as may be required by law. Accordingly, undue reliance should not be placed upon these forward-looking statements.

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Contacts:

Investors Deborah K. Pawlowski / Patty Yahn-Urlaub Kei Advisors LLC dpawlowski@keiadvisors.com / pyahnurlaub@keiadvisors.com Phone: 716.843.3908	Media Mary Ann Vangrin MVangrin@vintagewineestates.com